Exhibit 99.2
Celanese Corporation - 2010 Investor Day May 11, 2010

Agenda
Celanese Corporation 2010 Investor Day

Celanese

Time	Session
8:30 a.m.	**Introduction/Agenda** Mark Oberle Senior Vice President, Corporate Affairs
8:35 a.m.	**Celanese Corporation** David Weidman Chairman and Chief Executive Officer
9:00 a.m.	**Advanced Engineered Materials** Roeland Polet General Manager, Ticona Engineering Polymers
9:20 a.m.	**Consumer Specialties** Todd Elliott General Manager, Celanese Acetate
9:40 a.m.	**Industrial Specialties** Phil McDivitt General Manager, Emulsions
10:00 a.m.	**Morning Break**
10:10 a.m.	**Acetyl Intermediates** John Fotheringham General Manager, Acetyl Intermediates
10:30 a.m.	**Operational Excellence** Jim Alder Senior Vice President, Operations & Technical John Wardzel Vice President, Operations
10:50 a.m.	**Business Summary** Doug Madden Chief Operating Officer
11:10 a.m.	**Celanese Value** Steven Sterin, Senior Vice President and Chief Financial Officer
11:30 a.m.	**Closing Comments and Q&A** David Weidman
12:00 p.m.	**Lunch**

2

Forward-Looking Statements, Reconciliation and Use of Non-GAAP Measures to U.S. GAAP Forward-Looking Statements This presentation may contain "forward-looking statements," which include information concerning the company's plans, objectives, goals, strategies, future revenues or performance, capital expenditures, financing needs and other information that is not historical information. When used in this presentation, the words "outlook," "forecast," "estimates," "expects," "anticipates," "projects," "plans," "intends," "believes," and variations of such words or similar expressions are intended to identify forward-looking statements. All forward-looking statements are based upon current expectations and beliefs and various assumptions. There can be no assurance that the company will realize these expectations or that these beliefs will prove correct. There are a number of risks and uncertainties that could cause actual results to differ materially from the forward-looking statements contained in this presentation. Numerous factors, many of which are beyond the company's control, could cause actual results to differ materially from those expressed as forward-looking statements. Certain of these risk factors are discussed in the company's filings with the Securities and Exchange Commission. Any forward-looking statement speaks only as of the date on which it is made, and the company undertakes no obligation to update any forward-looking statements to reflect events or circumstances after the date on which it is made or to reflect the occurrence of anticipated or unanticipated events or circumstances. Reconciliation of Non-U.S. GAAP Measures to U.S. GAAP This presentation reflects five performance measures, operating EBITDA, affiliate EBITDA, adjusted earnings per share, net debt and adjusted free cash flow, as non- U.S. GAAP measures. These measurements are not recognized in accordance with U.S. GAAP and should not be viewed as an alternative to U.S. GAAP measures of performance. The most directly comparable financial measure presented in accordance with U.S. GAAP in our consolidated financial statements for operating EBITDA is operating profit; for affiliate EBITDA is equity in net earnings of affiliates; for adjusted earnings per share is earnings per common share-diluted; for net debt is total debt; and for adjusted free cash flow is cash flow from operations. Use of Non-U.S. GAAP Financial Information Operating EBITDA, a measure used by management to measure performance, is defined by the company as operating profit from continuing operations, plus equity in net earnings from affiliates, other income and depreciation and amortization, and further adjusted for other charges and adjustments. We may provide guidance on operating EBITDA and are unable to reconcile forecasted operating EBITDA to a U.S. GAAP financial measure because a forecast of Other Charges and Adjustments is not practical. Our management believes operating EBITDA is useful to investors because it is one of the primary measures our management uses for its planning and budgeting processes and to monitor and evaluate financial and operating results. Affiliate EBITDA, a measure used by management to measure performance of its equity investments, is defined by the company as the proportional operating profit plus the proportional depreciation and amortization of its equity investments. The company has determined that it does not have sufficient ownership for operating control of these investments to consider their results on a consolidated basis. The company believes that investors should consider affiliate EBITDA when determining the equity investments' overall value in the company. Adjusted earnings per share is a measure used by management to measure performance. It is defined by the company as net earnings (loss) available to common shareholders plus preferred dividends, adjusted for other charges and adjustments, and divided by the number of basic common shares, diluted preferred shares, and options valued using the treasury method. We may provide guidance on an adjusted earnings per share basis and are unable to reconcile forecasted adjusted earnings per share to a U.S. GAAP financial measure without unreasonable effort because a forecast of Other Items is not practical. We believe that the presentation of this non-U.S. GAAP measure provides useful information to management and investors regarding various financial and business trends relating to our financial condition and results of operations, and that when U.S. GAAP information is viewed in conjunction with non-U.S. GAAP information, investors are provided with a more meaningful understanding of our ongoing operating performance. Note: The tax rate used for adjusted earnings per share approximates the midpoint in a range of forecasted tax rates for the year, excluding changes in uncertain tax positions, discrete items and other material items adjusted out of our U.S. GAAP earnings for adjusted earnings per share purposes, and changes in management's assessments regarding the ability to realize deferred tax assets. We analyze this rate quarterly and adjust if there is a material change in the range of forecasted tax rates; an updated forecast would not necessarily result in a change to our tax rate used for adjusted earnings per share. The adjusted tax rate is an estimate and may differ significantly from the tax rate used for U.S. GAAP reporting in any given reporting period. It is not practical to reconcile our prospective adjusted tax rate to the actual U.S. GAAP tax rate in any future period. Net debt is defined by the company as total debt less cash and cash equivalents. We believe that the presentation of this non-U.S. GAAP measure provides useful information to management and investors regarding changes to the company's capital structure. Our management and credit analysts use net debt to evaluate the company's capital structure and assess credit quality. Proportional net debt is defined as our proportionate share of our affiliates' net debt. Adjusted free cash flow is defined by the company as cash flow from operations less capital expenditures, other productive asset purchases, operating cash from discontinued operations and certain other charges and adjustments. We believe that the presentation of this non-U.S. GAAP measure provides useful information to management and investors regarding changes to the company's cash flow. Our management and credit analysts use adjusted free cash flow to evaluate the company's liquidity and assess credit quality.

Celanese Corporation David Weidman Chairman and Chief Executive Officer

Celanese technology-focused portfolio - building on a track record of execution and value creation Celanese ($ in millions) 2009 Revenue: $5,082 2009 Operating EBITDA: $847 Revenue: $1,078 Operating EBITDA: $348 Revenue: $808 Operating EBITDA: $134 Revenue: $974 Operating EBITDA: $109 Revenue: $2,220 Operating EBITDA: $357 Consumer Specialties Advanced Engineered Materials Industrial Specialties Acetyl Intermediates Note: Does not include revenue and operating EBITDA of Other Activities of $2 million and ($101) million Includes intersegment eliminations for CS and AI segments Significant value opportunity for investors Strong earnings growth Leading portfolio with strategic affiliates

Celanese growth opportunities represent an attractive investment for shareholders Increasingly confident in strategic objective of $1.6 to $1.8 billion mid-term operating EBITDA Technology-focused; specialty materials Strategic affiliates: Add to attractive portfolio Leading portfolio with strategic affiliates Significant mid-term earnings growth opportunities Celanese-specific value growth levers Strong earnings growth Valuation not fully reflecting strength of company Cash deployment opportunities add to value creation Significant value opportunity for investors

Consumer Specialties (Acetate Flake and Tow, High Intensity Food Sweetener) Industrial Specialties (Vinyl Emulsions and EVA Performance Polymers) Advanced Engineered Materials (Engineered Thermoplastics and Polymers) Acetyl Intermediates (Acetic Acid and Acetyl Derivatives) Cash generation with earnings growth Industry-leading partnership Growth opportunities in Asia Upstream integration Emerging economy opportunities Growth through innovation Accelerated revenue growth Strong earnings conversion Technology-rich product pipeline Portfolio well positioned for earnings growth Technology-focused and specialty materials portfolio Global leader Advantaged technology Superior cost position

Note: End-use breakdown based on 2009 actual gross sales and internal estimates Other 8% Construction 4% Paints & Coatings 15% Automotive 8% Consumer & Medical Applications 11% Filter Media 20% Consumer and Industrial Adhesives 10% Textiles 6% Food and Beverage 5% Chemical Additives 4% Paper & Packaging 4% Industrial Performance Applications 5% Diversified end-use exposure captures economic AND geographic growth Revenue by Region (USD) Americas 30% EU 42% Asia 28% Revenue by Region (USD) Americas 30% EU 42% AOC 13% China 15%

Total Company2 Strategic Rationale Strategic affiliates add to technology and specialty materials capability 1 Ibn Sina resegmented to AEM 2 Excludes Infraserv affiliates and includes intersegment eliminations Strategic affiliates add significant value to the Celanese portfolio Industrial Specialties Acetyl Intermediates Advanced Engineered Materials1 Consumer Specialties $953 -- -- $698 $255 2009 Strategic Affiliate Proportional Revenue $6,035 $974 $2,220 $1,506 $1,333 Total Consolidated Revenue 2009 CE Revenue $5,082 $974 $2,220 $808 $1,078 Access to emerging geographies Mitigate raw material cost volatility Access to low-cost raw materials Alignment with growing demand Access to emerging geographies

Strategic affiliates enhance emerging economies opportunity Note: End-use and geographic estimates based on Celanese 2009 gross sales with strategic affiliates proportional revenue and management estimates Other 8% Construction 3% Paints & Coatings 13% Automotive 11% Consumer & Medical Applications 12% Filter Media 22% Consumer & Industrial Adhesives 9% Textiles 5% Food & Beverage 4% Chemical Additives 3% Paper & Packaging 3% Industrial Performance Applications 7% Consolidated Revenue by Region (USD) Americas 25% EU 36% AOC 21% China 18%

Diverse exposure in Asia Note: End-use and geographic estimates based on Celanese 2009 gross sales with strategic affiliates proportional revenue Top AOC Sales by Country Japan 43% India 14% Indonesia 8% South Korea 7% Thailand 5% Singapore 5% Other 18% Revenue by Region (USD) Consolidated Revenue by Region (USD) Americas 25% EU 36% AOC 21% China 18% Approximate Sales Distribution in China Filter Media Auto Textiles Consumer & Medical Construction Paints & Coatings Adhesives Others East 0.32 0.08 0.08 0.1 0.06 0.14 0.12 0.1 Filter Media Others Adhesives Paints & Coatings Construction Consumer & Medical Textiles Auto

2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 As Reported 0.11 0.1 0.11 0.11 0.16 0.17 0.19 0.2 0.17 0.17 Pro Forma for Current Portfolio 0.16 0.15 0.15 0.17 0.2 0.21 0.2 0.21 0.18 0.17 Operating EBITDA Margin Portfolio enhancements drive improved performance throughout an economic cycle 2001 Portfolio Optimization Growth Productivity 2009 Base 1200 Add Add Total 350 847 ~$400 million $847 million Acquisitions ~$2 billion revenues Divestitures ~$2 billion revenues Trough to Trough Operating EBITDA Clariant Emulsions Acetex Acetyls Vinamul Emulsions APL Acetate Tow FACT LFT Acrylates Oxo Alcohols PVOH 2002 2003 2004 2005 2006 2007 2008 2009 2010 DuPont LCP/PCT

Continuing to shift to technology and specialty materials portfolio Operating EBITDA Shift 2001* 2005* 2009* Mid Cycle EBITDA Specialty 280 438 591 1175 Commodity -43 0 0 Advantaged Commodity 173 648 357 575 ($ in millions) Reduced volatility Advantaged Intermediates Specialty Materials Commodity Increased earnings Higher growth rates Celanese Portfolio Transformation * Excludes Other Activities Segment "Undifferentiated Era" "Hybrid Transition"

Peak to trough EBITDA more comparable to specialty chemicals Celanese portfolio moderates earnings volatility Peak to Trough EBITDA % Change Peak to Trough EBITDA Margin % Change Note: Peak year defined as the best year in earnings (2005-2008) for all companies. Trough year defined as 2009. 2009 Actual EBITDA and margins taken from First Call actuals. CYT DOW EMN CE - Current FMC APD PX ALB ROC DD ARG ASH CE - 2001 WLK FOE -10% 0% 10% 20% 30% 40% 50% 60% 70% 80% -2% 0% 2% 4% 6% 8% 10% 12% 14%

Celanese growth opportunities represent an attractive investment for shareholders Increasingly confident in strategic objective of $1.6 to $1.8 billion mid-term operating EBITDA Technology-focused; specialty materials Strategic affiliates: Add to attractive portfolio Leading portfolio with strategic affiliates Valuation not fully reflecting strength of company Cash deployment opportunities add to value creation Significant value opportunity for investors Significant mid-term earnings growth opportunities Celanese-specific value growth levers Strong earnings growth

What we told you last year

Economic Growth Participate in global economic recovery and industrial growth Global GDP growth expected to drive overall volume improvement off of 2009 base Innovation Value creation levers drive increased earnings Productivity Value-added products drive margin expansion Access to new application space supports accelerated growth Geographic Growth Emerging-region leadership drives accelerated growth Participation in > GDP growth industries in developed economies supports enhanced position Deliver cost improvements 2x fixed cost inflation Track record of execution Strengthens operating leverage Portfolio enhancements accelerate transformation and growth

Confident in short-term earnings growth 2010 2009 Geographic Growth Innovation Portfolio Productivity Economic Growth YOY Improvement +>$250 million operating EBITDA +>$1.25 Adjusted EPS Operating EBITDA $847 Adjusted EPS $1.71 Continued strength in emerging economies Nanjing expansion supports further growth Commercialization of new Ticona polymer technology Emulsions low VOC products Acquired FACT's LFT business Acquire DuPont's LCP/PCT businesses Economic recovery off low 1H 2009 base Accelerated pace of recovery in 1H 2010 Manufacturing optimization Energy reduction SG&A process improvements Low High In-Year Impact

Confident in short-term earnings growth

Celanese

Geographic Growth	• Continued growth in emerging economies • New VAE unit in China
Innovation	• IS and AEM innovation pipeline • AI process innovation
Productivity	• Further manufacturing optimization • Energy reduction
Portfolio	• Acquisition synergies • Additional deployment of cash
Economic Growth	• Continue gradual economic recovery



In-Year Impact
Low
High



Operating EBITDA
$847
Adjusted EPS
$1.71
YOY Improvement
+>$250 million operating EBITDA
+>$1.25 Adjusted EPS
2009
2010
2011

YOY Improvement
+~$150 million operating EBITDA
+~$0.75 Adjusted EPS

16

2009 2010 2011 Geographic Growth Innovation Productivity Economic Growth 2013 EBITDA Base 1250 1353 1392 1492 Add Add 103 39 100 108 Total 847 1100 1250 1600 Continued generation & deployment of cash Improved earnings power Accelerated topline growth Earnings power of advantaged portfolio Operating EBITDA $847 million $1,600- $1,800 million +>$250 million +~$150 million Multiple strategic levers accelerate earnings growth CE Specific: 70% of 2011 to 2013 Earnings Improvement

2001* 2005* 2009* 2013 EBITDA Specialty 280 438 591 1150 Commodity -43 0 0 0 Advantaged Commodity 173 648 357 550 Today's Celanese: A Technology and Specialty Materials Company "Undifferentiated Era" "Hybrid Transition" "Technology & Specialty Materials Era" Advantaged Intermediates Specialty Materials Commodity Celanese Portfolio Transformation Operating EBITDA Shift Towards Specialty Materials Reduced volatility Increased earnings Higher growth rates ($ in millions) 500 1,000 1,500 2,000 100 * Excludes Other Activities segment Specialty Materials: 2001 - 2013 CAGR: >12%

Celanese growth opportunities represent an attractive investment for shareholders Increasingly confident in strategic objective of $1.6 to $1.8 billion mid-term operating EBITDA Leading portfolio with strategic affiliates Significant mid-term earnings growth opportunities Celanese-specific value growth levers Strong earnings growth Valuation not fully reflecting strength of company Cash deployment opportunities add to value creation Significant value opportunity for investors Technology-focused; specialty materials Strategic affiliates: Add to attractive portfolio

Continuing to shift to technology focused specialty materials portfolio Note: CEX defined as DOW Jones chemical index as of April 2010; measurements using First Call consensus estimates 2009 - 2011 Key Valuation Metrics vs Dow Jones Chemical Index (CEX) Bottom Quartile Third Quartile Second Quartile Top Quartile Revenue Growth EPS Growth EBITDA Growth

Celanese growth opportunities represent an attractive investment for shareholders Increasingly confident in strategic objective of $1.6 to $1.8 billion mid-term operating EBITDA Technology-focused; specialty materials Strategic affiliates: Add to attractive portfolio Leading portfolio with strategic affiliates Significant mid-term earnings growth opportunities Celanese-specific value growth levers Strong earnings growth Valuation not fully reflecting strength of company Cash deployment opportunities add to value creation Significant value opportunity for investors

Advanced Engineered Materials Roeland Polet General Manager

Fortron Industries Ownership 50% Korea Engineering Plastics Ownership 50% Polyplastics Ownership 45% Ticona Advanced Engineered Materials: Delivering performance driven solutions in specialty materials Celanese ($ in millions) 2009 Revenue: $5,082 2009 Operating EBITDA: $847 Advanced Engineered Materials 2009 Revenue: $808 2009 Operating EBITDA: $134 2009 Total Affiliate Revenue: $1.1 billion 2009 Total Affiliate EBITDA: $145 million Strong growth fueled by innovation and application development Highly engineered and specification-driven functionality Leading technical, industry and application expertise Large, profitable and growing strategic affiliates Advanced Engineered Materials Industrial Specialties Consumer Specialties Acetyl Intermediates

AEM: Specification driven business model


Engineered Polymers Industry Value Chain
Material and Performance Specifications
Raw Material Supplier
AEM
• Monomer and polymer producer
• Compounder
Converter
• Injection molding
• Extrusion
Manufacturer
• Components
• Finished goods
End-use Customers OEMs
AEM Solutions – processing expertise and material performance
Examples of Life Cycle for Application Development
Medical applications (drug delivery systems, joint replacements…)
Automotive applications (fuel systems, door components, sensors…)
Consumer applications (appliances, filtration…)
E/E (circuit housings…)
0 – 3 mos
6 mos
1 year
2 years
3 years

~70% of Ticona business is specification-based

24

Ticona Polyamide Poly- propylene Poly- carbonate 70 29 7 14 Average Specification by Material Type Relative % Specified ~70% of Ticona business is uniquely specified 2001 2005 2010E 1 1.414673046 1.834130781 7% Revenue CAGR Revenue Growth since 2001 Revenue indexed to 2001 Business model drives growth and earnings Source: Celanese internal estimates Highly specified application drive sustainable value for performance polymers Stable Margins - Value of Highly Specified Applications Variable Margin % 2001 2009 0 80 2005 Average Variable Margins 55 - 65%

Increasing contribution from strategic affiliates Accelerated revenue growth of 8 to 10% Strong earnings conversions AEM: Significant earnings growth in specialty materials Operating EBITDA 2009 2010 Geographic Growth Innovation Productivity Economic Growth 2013 EBITDA Base 350 400 435 465 Add Add 50 35 30 45 Total 134 270 550 80 40 $134 million $550-$600 million Ibn Sina Affiliates * Ibn Sina represents cost dividends and does not include the effects of converting to equity method accounting

Platforms for significant revenue expansion Revenue Opportunity ($ in millions) Innovation Emerging economies Portfolio enhancements $50 - $100 Economic growth Accelerated Growth Through:

High-performance, technology-focused product portfolio

Celanese

Product	Leading Industry Technology	End-Market Diversity	Superior Performance Capabilities	Extensive Regulatory Compliance	Application Development Leader
Polyacetal/POM (Hostaform® Celcon®)	●	●	●	●	●
Ultra-high molecular weight PE (GUR®)	●	●	●	●	●
Polyester engineering resins (Celanex® Thermx®)	●	●	●	●	
Liquid crystal polymer (Vectra®/ Zenite®)	●	●	●	●	●
Long-fiber reinforced thermoplastic (Celstran®)	●	●	●	●	●
Polyphenylene sulfide (Fortron®)	●	●	●	●	●



28

FACT LFT Acquisition Recent portfolio enhancements build on advantaged specialty materials Expands customer/application space Enables manufacturing footprint optimization Adds technology capabilities Extends current relationship and advantaged raw material position Increases economic participation Supports future growth Increasing the earnings power of the business through effective cash deployment Advanced Engineered Materials Ibn Sina POM Expansion Builds on leading technology platform Increases presence in high growth regions Provides access to new customers and application space DuPont LCP and PCT Acquisition

Ticona LCP Mid-Cycle Sales East 75 75 200 185 Strategic Drivers Benefits to Ticona Summary Acquired Zenite(r) liquid crystal polymer business from DuPont Includes Thermx(r) high performance polyester resin Purchase price: ~$60 million Post synergy multiple: < 5x DuPont LCP and PCT Businesses Expands LCP product portfolio Broadens customer base Accesses new product technology Enhances geographic footprint Strengthens E/E participation and enhances technology positions Increases presence in Asia with access to local manufacturing relationships Enhances customer value through technology advances Recent transactions enhance the portfolio offerings and enable future growth 3 yr avg sales Ticona LCP 2013 Sales 2013 Sales Growth $70 million Recovery + Growth + Acquisition

Recent transactions enhance the portfolio offerings and enable future growth

Celanese

FACT LFT Acquisition

Summary

- Acquired LFT thermoplastics business of FACT GmbH from Ravago
- Expected synergies ~70% of acquisition price

Strategic Drivers

- Enhances existing LFT portfolio and broadens customer base
- Optimizes EU LFT manufacturing footprint
- Strengthens raw material position

Benefits to Ticona

- Strengthens automotive specification position
- Expands opportunities for operating and capital efficiencies

Ibn Sina Expansion

Summary

- Will construct 50 kt POM facility in the Middle East
- Increases interest in venture from 25% to 32.5% at POM launch and extends until 2032
- <6x expected multiple post POM production

Strategic Drivers

- Extends 30-year relationship
- Mitigates impact of raw material and energy volatility
- Protects future dividend stream

Benefits to Ticona

- Provides additional capacity for future growth in engineered resins
- Increased earnings with increased participation

31

Well positioned to meet increasing demand from emerging economies 2006 2007 2008 2009 2010E Developed Countries 222 244 209 145 231 AEM Affiliate Revenue AEM Strategic Affiliates Footprint Ibn Sina Al Jubail, Saudi Arabia Korean Engineered Plastics Ulsan, Korea Polyplastics JV Nantong, China 2006 2007 2008 2009 2010E Net Sales 1172 1270 1394 1105 1335 Well positioned to capture growth opportunities in emerging regions Note: 2010 revenue and EBITDA estimates exclude Ibn Sina Polyplastics JV Kaohsiung, Taiwan Polyplastics Fuji City, Japan Polyplastics JV Kuantan, Malaysia AEM Affiliate EBITDA

Platforms for significant revenue expansion Revenue Opportunity ($ in millions) Innovation Emerging economies Portfolio enhancements Economic growth $150 - $200 Accelerated Growth Through:

Automotive Medical Consumer Electronics Developed 5 - 7% 3 - 5% 2 - 4% 4 - 6% Emerging 7 - 10% 7 - 10% 8 - 10% 8 - 10% Automotive Medical Consumer Industrial E&E Alt. Fabrication East 44 13 13 16 6 7 West North Diverse end-use industries and global presence support growth opportunities 6% Consumer 13% Industrial 16% Alt Fab 7% 2009 Revenue by End-Use Projected CAGR 2010 - 2015 for Key End-Use Industries Growth Drivers Recovery of base demand Penetration opportunities Faster than GDP growth Application translation Transportation 45% 13% Medical Electronics Source: Celanese internal estimates and Global Insights

Historic High 2009 2010E 2011E 2012E 2013E Developed Countries 71 59.9 69.3 75.7 81.6 85.8 Emerging Countries Global Automotive Production Global automotive production provides solid foundation for growth 2009 - 2013 CAGR: 10% Key Production Growth by Country Brazil South Korea India Germany US Japan China 2009 2.93 3.47 2.4 5.13 5.59 7.69 12.89 Growth 2009 - 2013 0.53 0.65 2 0.85 4.46 3.24 6.13 Global auto builds estimated to return to pre-recession levels of ~70 million units by 2011 Accelerated growth in automotive driven primarily by: Accelerated growth in emerging regions Demand recovery in developed regions Global Automotive Production Four-Year Forecasted Auto Build CAGR China 10% Japan 9% US 16% Germany 4% India 16% South Korea 4% Brazil 4% Source: Celanese internal estimates 2010 - 2013 CAGR: 9%

Platforms for significant revenue expansion Revenue Opportunity ($ in millions) Innovation $150 - $200 Emerging economies Portfolio enhancements Economic growth Accelerated Growth Through:

Estimated Value per Vehicle 2005 2007 2009 % Medical in total sales 1 102.6435525 1.426157999 Ticona Polymers Weight per Vehicle Application development with key customers drives increasing value per vehicle 2005 2007 2009 Ticona Pounds Per Vehicle 1 1.059027205 1.157625721 Ticona Polymers Value per Vehicle Relative pounds per vehicle Relative variable margin per vehicle Strong history of translating applications into value 2005 - 2009 CAGR: 5% 2005 - 2009 CAGR: >9%

Engineered thermoplastic polymers (ETPs) drive customer innovation

Celanese

Key Global Automotive Trends

Fuel Efficiency	Safety Enhancement	Vehicle 'Electronification'
▸ Increase fuel economy standards ▸ Lighter weight vehicles ▸ Alternative fuels	▸ Increased regulatory requirements ▸ Converging global standards	▸ Enhanced sensing technology ▸ Increased "computing power" ▸ Emerging hybrid technologies

Alternative Fuels



Hybrid Vehicle Systems



Efficient Engines



Metal Replacement



2007 Platform Average ETPs	Fuel Efficiency	2013/2014 Platform Potential Growth
2.0 lbs	Interior	150 – 175%
2.1 lbs	Powertrain	40 – 50%
5.0 lbs	Exterior	40 – 50%

Source: Celanese internal estimates

38

Safety Systems Potential Growth Average ETPs Fuel Efficiency Increase fuel economy standards Lighter weight vehicles Alternative fuels Enhanced sensing technology Increased "computing power" Emerging hybrid technologies Vehicle 'Electronification' Engineered thermoplastic polymers drive customer innovation 0.60 lbs 35 - 45% 2013/2014 Platform Key Global Automotive Trends Increased regulatory requirements Converging global standards Safety Enhancement Source: Celanese internal estimates Post-crash Survivability Pedestrian Safety Driver Assistance Systems 'Active' Controls 2007 Platform

Key Global Automotive Trends Fuel Efficiency Increase fuel economy standards Lighter weight vehicles Alternative fuels Increased regulatory requirements Converging global standards Enhanced sensing technology Increased "computing power" Emerging hybrid technologies Safety Enhancement Vehicle 'Electronification' 1.3 lbs 120 - 130% Engineered thermoplastic polymers drive customer innovation 2013/2014 Platform Potential Growth Average ETPs Electrical Systems Source: Celanese internal estimates Sophistication Automation Hybrid Power Trains Compatibility 2007 Platform

Engineered thermoplastic polymers drive customer innovation

Celanese

Key Global Automotive Trends

- Fuel Efficiency
- Safety Systems
- Electrical Systems



2007 Platform		2013/2014 Platform
Average ETPs	Growth Trends	Potential Growth
~11 lbs		75 – 100%

Innovation fuels significant opportunity

41

Source: Celanese internal estimates

Ticona Sales to Medical End Use Growth in medical space with new application development 2006 2007 2008 2009 2010E % Medical in total sales 45.75 61.8 84.88 105.04 115 Surgical Tools Orthopedic implants Inhalers Drug Delivery Systems Ticona products in Medical Applications Underlying Fundamental Trends for Growth Obesity GDP+ Respiratory Illnesses GDP++ Orthopedic Procedures GDP+ Healthcare Spending GDP++ Increasing participation in highly profitable segment Source: Celanese internal estimates 2006 - 2010E CAGR: 25%

Forecasted PC Shipments Consumers and producers both drive growth in electronics applications Pin Density Wall Thickness Emission Requirements Temperature Requirements Time Relative Change in Requirements 2009 2010E 2011E 2012E 2013E PC Shipments 100 117 137 160 187 Enhanced technology experience Faster connections Increased capabilities Increased mobility Environmentally sensitive devices Increased productivity and compatibility Low emissions ? High temperature resistance ? Dimensional stability ? Functional aesthetics ? Consumers Want... Producers Demand... Producers Demand... Ticona's E/E Product Portfolio Source: Celanese internal estimates 2009 - 2013 CAGR: >15%

Technology expands application space opportunity Innovation accelerates top-line growth Polymer Technology Breakthrough polymer modifications New Application Development Existing specified business New Translating products into new applications Innovation Focused Growth Underlying Fundamentals Pipeline projects increased 40% from January 2009 Project commercialization up >50% for Q1 2010 Launched backbone-modified POM for high impact and strength 5 year run-rate for volume growth ~20% Automotive Consumer E/E Industrial Medical East 0.48 0.17 0.13 0.16 0.05 Pipeline for Commercialized Projects

Platforms for significant revenue expansion Revenue Opportunity ($ in millions) Innovation $50-$100 Emerging economies Portfolio enhancements Economic growth Accelerated Growth Through:

Global platforms require global solutions Ticona ETPs Penetration per Vehicle Developed Regions Emerging Regions 2 4 6 8 Average Pounds per Vehicle Significant Translation Opportunity Global Platforms Need Global Solutions Ticona Application Development Centers Strong translation growth with increased adoption of global platforms Source: Celanese internal estimates Current Environment Regulatory trends Globalization of manufacturing Increasing Consumer Demands Automotive Durable white goods Consumer goods Electronics Medical applications Future Environment 500+ million new middle-class consumers Local sourcing a necessity Accelerated adaption of Western standards Economic Dymanics Drive Growth in Emerging Markets

Increasing contribution from strategic affiliates Accelerated revenue growth of 8 to 10% Strong earnings conversions AEM: Significant earnings growth in specialty materials Operating EBITDA 2009 2010 Geographic Growth Innovation Productivity Economic Growth 2013 EBITDA Base 350 400 435 465 Add Add 50 35 30 45 Total 134 270 550 80 40 $134 million $550-$600 million Ibn Sina Affiliates * Ibn Sina represents cost dividends and does not include the effects of converting to equity method accounting

Consumer Specialties Todd Elliott General Manager

Consumer Specialties Nutrinova Consumer Specialties: Record earnings performance in 2009 Earnings growth driven by manufacturing productivity and geographic expansions, not GDP dependent Leading acetate position in China; highest growth region for end-use products Strong global presence in food ingredients Consumer Specialties 2009 Revenue: $1,078 2009 Operating EBITDA: $348 Acetyl Intermediates Industrial Specialties Advanced Engineered Materials Acetate 2009 Revenue: $5,082 2009 Operating EBITDA: $847 Celanese ($ in millions)

Acetate Flake Acetate Tow Nutrinova Acetic Acid Acetic Anhydride Esters and Other Derivatives Global integrated model provides Celanese with competitive advantage Acetyl technology advantage builds through integrated supply position Significant process technology embedded in Consumer Specialities Building Block Acetyl Intermediates Consumer Specialties Raw Materials Wood Pulp

Significant near-term productivity opportunities Well positioned for growth through Acetate China ventures Consistent growth in earnings Consumer Specialties: Sustained improvements 2009 2010 Geographic Growth Productivity 2013 EBITDA Base 359 367 Add Add 8 59 Total 348 359 426 Operating EBITDA $348 million $400+ million

Acetate Nutrinova Consumer Specialties overview: Record earnings performance in 2009 Strong cash generating business Capacity aligned with global customer growth Long-standing relationship with China strategic ventures History of successful manufacturing realignment and productivity Consumer Specialties 2009 Revenue: $1,078 2009 Operating EBITDA: $348 Acetyl Intermediates Industrial Specialties Advanced Engineered Materials Acetate 2009 Revenue: $5,082 2009 Operating EBITDA: $847 Celanese ($ in millions)

Acetate Tow Global Demand - 2009 Acetate Tow Competition - 2009 Acetate tow industry profile Low single-digit global growth Asia is largest global consumer and fastest growing region 2009 global demand is ~720kt 2009 Estimates Asia 394 Americas 84 W. Europe 90 E. Europe 123 ROW 27 2008 Q1 to Q3 GAMA Celanese 168025 Celanese/PRC JV 137700 Eastman 172000 Rhodia 125499 Daicel 92294 Other 28000 Eastman Celanese Daicel Rhodia Asia Americas Eastern Europe Western Europe Source: Celanese internal estimates and Global Acetate Manufacturer Association Celanese and affiliates are leading global producers Long-term relationship with affiliate partner in China Attractive industry structure Other China National Tobacco Corp. (Celanese strategic ventures) Other

Industry efficiently deploys investments Acetate tow industry regional supply alignment 2005 2006 2007 2008 2009 Americas EU Asia 05 Tow Capacity 320 195 226 09 Tow Capacity 304 204 275 Regional Industry Capacity (kt) 2009 Tow Capacity 2004 Tow Capacity Industry Overview Industry-wide capacity aligned with regional growth Stable industry utilization and resulting margins Critical to end product; minor contributor to total cost Projected Growth Rate (3-4%) (1-2%) 3-4% Capacity (kt) and Utilization Source: Celanese internal estimates

2004 2005 2006 2007 2008 2009 2010E 138 161 228 273 287 298 298 a 274.0401104 293.2334998 347.9663186 348 b c d Celanese Acetate has consistently delivered earnings growth Consumer Specialties: Successful revitalization and continued execution of current strategy Consumer Specialties Operating EBITDA 2004 - 2009: 20% EBITDA CAGR Business Acquisition Integrate business Capture/realize synergies Restructuring/Repositioning Filament exit/site optimization China venture expansion Actual Results Target Complete Complete Complete Complete 2004-2010 Strategic Objectives Achieved

Capacity realignment strengthens strategic footprint Tow Production Flake Production Nantong, China (Approved Expansion) Lanaken, Belgium Spondon, United Kingdom (Proposed Consolidation) Narrows, Virginia Ocotlan, Mexico Kunming, China Zhuhai, China Projected Industry Tow Demand: 2010-2015 Affiliates Global presence and strategic ventures in areas of high growth AMERICAS EU ASIA (ex CHINA) CHINA Industry Growth Rate (3-4%) (1-2%) 1-2% 3-4% Industry Demand 80kt 210kt 145kt 270kt

Manufacturing footprint optimization Optimizing Global Footprint and Cost Position Proposed closure of Spondon, UK facility in mid-to-late 2011 Acetate capacity in-line with global demand shifts Build on unique flexibility of Celanese manufacturing network Opportunity to significantly improve cost position ~Two-year simple cash payback return 4th Qtr Closure 20.4 Severance -115 31.6 Range 60 43.9 $80 - $120 million $40 - $60 million Project Economics Estimated One Time Investment* Estimated Annual Cash Benefit Delivering significant near term productivity: Positive 2011 impact * Excludes ~$72 million asset write-off (non-cash) recorded in 1Q 2010

25+ year partnership in fastest growing region Track record of successful expansions Expansion of Nantong Acetate venture addresses portion of expected additional demand 30kt of additional flake and tow capacity Expected to be complete by end of 2012 Positive contributions from additional dividends expected to begin in 2013 Celanese Growth in China Acetate is positioned to maintain leadership in the largest and fastest growing region Acetate tow demand in China will drive worldwide growth Source: Celanese internal estimates China Domestic Supply CE JV Expansion Imports Additional Demand Growth ROW 2008 159 78 2013E 159 30 98 60 2008 521 2013E 548 Demand Growth (kt) China ROW Tow Demand Growth Chinese Imports Chinese Domestic Production Additional Demand Growth CE JV Expansion

2004 2005 2006 2007 2008 2009 2010E EBITDA 6.8 4.5 21 37 46 56 71 9.6 12.7 5.4 China position continues to strengthen portfolio Acetate Dividends Dec 2009 - Announced Memorandum of understanding for next phase of China expansion April 2010 - Approved Memorandum of understanding NDRC approval Expansions lead to growth in earnings and dividends Zhuhai Cellulose Fibers Co., Ltd. Kunming Cellulose Fibers Co., Ltd Nantong Cellulose Fibers Co., Ltd Dividend Reinvestment Strong Partnership for Future Growth Expansion project approved with current China partner ($ in millions)

Further growth in Acetate earnings power Consumer Specialties EBITDA projections 2009 2010E 2011E 2012E 2013E 2014E New Earnings Target Consumer Specialties Operating EBITDA and Dividends 2009 - 2014E Ongoing Ongoing New New New growth Next China expansion Manufacturing realignment Maintain foundation earnings Maximize cash generation Selective and sustainable growth $300 $350 $400 ($ in millions)

Significant near-term productivity opportunities Well positioned for growth through Acetate China ventures Consistent growth in earnings Consumer Specialties: Sustained improvements 2009 2010 Geographic Growth Productivity 2013 EBITDA Base 359 367 Add Add 8 59 Total 348 359 426 Operating EBITDA $348 million $400+ million

Phil McDivitt General Manager Industrial Specialties

EVA Performance Polymers Emulsions 2009 Revenue: $974 2009 Operating EBITDA: $109 Consumer Specialties Industrial Specialties: Technology and innovation drive growth throughout Acetyls chain Innovation driving business growth opportunities Leading vinyl emulsions position in emerging economies Leading Acetyl technology provides strong foundation Industrial Specialties Industrial Specialties Advanced Engineered Materials Celanese ($ in millions) 2009 Revenue: $5,082 2009 Operating EBITDA: $847 Acetyl Intermediates

Industrial Specialties builds on Celanese global Acetyl leadership Emulsions EVA Performance Polymers Consumes 20% of Celanese-produced VAM Provides optionality through the chain Innovation drives volume growth and adds value to Acetyl chain Acetyls Celanese Acetyl Value Chain Source: Celanese internal estimates Providing customer solutions through innovation in broad range of applications Adhesives 27% Engineered Fabrics 4% Paints & Coatings 30% Paper 4% Construction 12% Medical/Specialty 23%

Advantaged chemistry Innovation through new vinyl technology Emerging region growth Industrial Specialties: Balanced earnings growth Operating EBITDA 2009 2010 Geographic Growth Innovation Productivity Economic Growth 2013 EBITDA Base 120 135 162 189 Add Add 15 27 27 25 Total 94 120 214 15 $109 million $200+ million PVOH

Leveraging strengths to enhance our vinyl leadership Geographic Growth Build on established position in China Leading vinyl solutions in emerging regions Innovation Drive vinyl technology innovation Create new application opportunities Vinyl Chemistry Leadership Vinyl System Advantages Advantaged 'light feedstocks' Green chemistry enables environmentally-sensitive solutions Significant improvement in earnings performance

Emulsions well positioned in each region to drive growth Geographic Growth Build on established position in China Leading vinyl solutions in emerging regions Innovation Drive vinyl technology innovation Create new application opportunities Vinyl Chemistry Leadership Vinyl System Advantages Advantaged 'light feedstocks' Green chemistry enables environmentally-sensitive solutions Significant improvement in earnings performance

Global manufacturing footprint optimizes current demand and provides platform for future growth Source: Celanese internal estimates Technology Center Manufacturing Plant Well positioned in China to capture demand in emerging regions 2-3% 10-12% Emulsions Regional Growth Rates 2-3% US Europe Asia

Nanjing expansion supports vinyl system growth Vinyl system leadership Focus on product technology differentiation Partner with leading Western and Chinese companies 2008 Nanjing I Achieved a leading position in China for key segments Sales growth 18 months ahead of plan Developed business in other emerging regions 2011 Nanjing II Announced doubling of Nanjing VAE capacity in October 2009 Startup expected mid-2011 Expanding vinyl technology into emerging markets Source: Celanese internal estimates Asia Growth Country 2007 2008 2009 2010 2011 2012 2013 China 0.916666667 1.208333333 2.041666667 2.458333333 3.166666667 3.916666667 4.458333333 Asia Outside China (AOC) 0.083333333 0.25 0.333333333 0.541666667 0.75 1 1.25 Nanjing II VAE startup Nanjing I VAE startup Celanese Emulsion Asia Revenue

Adoption of vinyl technology drives geographic growth 2013 Estimated Celanese Emulsions Net Sales 35% 50% 15% Accelerating use of vinyl systems in emerging economies Source: Celanese internal estimates

Technology leadership accelerates earnings Geographic Growth Build on established position in China Leading vinyl solutions in emerging regions Innovation Drive vinyl technology innovation Create new application opportunities Vinyl Chemistry Leadership Vinyl System Advantages Advantaged 'light feedstocks' Green chemistry enables environmentally-sensitive solutions Significant improvement in earnings performance

Macro drivers for innovation-based growth Macro Drivers Consumer: Environmentally-sensitive Comfort and convenience Compliance: Global VOC legislation Building and product certification Customer: Improved cost-in-use Reduced volatility Green construction binders Photovoltaic cells encapsulant Apparel finishing Time release medical devices Cost effective low VOC products Construction products for reduced energy usage Medical grade dosing solutions Enhanced strength binders for paper and carpet Medical packaging solutions

Traditional vinyl technology give superior print characteristics but limited strength New vinyl technology maintains superior print performance with equal to or superior strength (IP filed) Initial launch in North America BriteCoat(tm) emulsions technology for the paper segment SB SBX SA Vinyl Paper Segment 345 256.5 118 103 NA Application Space 750 kt Global Application Space 2,900 kt NA EU China Other Paper Segment 750 1200 800 150 Source: Celanese internal market analysis & 2006 Kline study Target Development in North America End Uses and Technology Improved strength with vinyl's superior print properties Traditional Vinyls 0.85 0.25 Vinyl Acrylic 1 0.3 Styrene Acrylic 1.15 0.25 Styrene Butadiene 1 0.6 New Vinyl Technology 1.3 0.2 40+% strength increase NA 26% EU 41% China 28% Other 5%

Target applications where EVA brings unique value Extend current medical grade EVA polymers into medical packaging and devices Opportunity for premium pricing in medical grades Ateva(tm) EVA performance polymer uniquely positioned to capture growth EVA Technology for Medical Use Medical End Uses Build on unique EVA value proposition to grow segment sales PVC PE PS PP HDPE PES PC Silicone Others East 26 19 18 12 5 3 3 3 11 Consolidated 26 19 18 12 25 Global Size - Current Materials $20 Billion Source: SpecialChem, March 2009 Existing Solutions 0 0.9 Toxicology Free 1 2.5 Clean Burn 3.5 0.35 Weight Advantage 3.8 0.3 EVA Value 0 4.15 Customer Value

Gaining traction from technology leadership and applied innovation 2009 accomplishments Medical: Developed new grade for market expansion Carpet/Textiles: New vinyl technology Paper: New vinyl technology to improve functionality and end-use opportunities Construction: New grades focused on improving energy efficiency and sustainability Coatings: Six global EcoVAE(r) interior and exterior products Coatings Construction Paper/Packaging Carpet/Textiles Medical 2009 15 3 0 3 3.4 2010 28 14 4 7 9.9 2011 46 26 15 15 10.4 2012 56 42 30 22 10.6 Expected New Product Revenue Industrial Specialties Innovation Pipeline Expanding segment penetration and improving sales mix 2008 - 2010 Launched products Coatings Construction Paper Carpet/Textiles Medical Source: Celanese internal estimates

Balanced opportunities across multiple segments Consumer: Environmentally-sensitive Comfort and convenience Compliance: Global VOC legislation Building and product certification Customer: Improved cost-in-use Reduced volatility Macro Drivers Coatings Paper/Packaging Carpet/Textiles Construction 500 600 500 200 Target Segment Size ($ in millions) Opportunity to access $1.8 billion in new applications Coatings $500 Paper/ Packaging $600 Carpet/ Textiles $500 Construction $200 (tm) 70 Active Innovation Projects

MONTHLY 1/1/2006 2/1/2006 3/1/2006 4/1/2006 5/1/2006 6/1/2006 7/1/2006 8/1/2006 9/1/2006 10/1/2006 11/1/2006 12/1/2006 1/1/2007 2/1/2007 3/1/2007 4/1/2007 5/1/2007 6/1/2007 7/1/2007 8/1/2007 9/1/2007 10/1/2007 11/1/2007 12/1/2007 1/1/2008 2/1/2008 3/1/2008 4/1/2008 5/1/2008 6/1/2008 7/1/2008 8/1/2008 9/1/2008 10/1/2008 11/1/2008 12/1/2008 1/1/2009 2/1/2009 3/1/2009 4/1/2009 5/1/2009 6/1/2009 7/1/2009 8/1/2009 9/1/2009 10/1/2009 11/1/2009 12/1/2009 1/1/2010 2/1/2010 3/1/2010 4/1/2010 5/1/2010 6/1/2010 7/1/2010 8/1/2010 9/1/2010 10/1/2010 11/1/2010 12/1/2010 1/1/2011 2/1/2011 3/1/2011 4/1/2011 5/1/2011 6/1/2011 7/1/2011 8/1/2011 9/1/2011 10/1/2011 11/1/2011 12/1/2011 Butadiene 1 1.046511628 1.11627907 1.11627907 1.23255814 1.302325581 1.337209302 1.395348837 1.441860465 1.441860465 1.279069767 1.23255814 1.23255814 1.23255814 1.465116279 1.465116279 1.465116279 1.209302326 1.209302326 1.23255814 1.186046512 1.162790698 1.162790698 1.395348837 1.441860465 1.488372093 1.558139535 1.76744186 2.162790698 2.604651163 3.255813953 3.255813953 3.081395349 2.441860465 1.046511628 0.88372093 0.627906977 0.279069767 0.395348837 0.395348837 0.581395349 0.720930233 1.465116279 1.860465116 1.860465116 1.581395349 1.511627907 1.395348837 1.76744186 1.930232558 2.441860465 2.558139535 2.558139535 2.23255814 2.23255814 2.23255814 2.23255814 2.23255814 2.23255814 2.23255814 2.23255814 2.23255814 2.23255814 2.279069767 2.279069767 2.279069767 2.279069767 2.279069767 2.279069767 2.325581395 2.325581395 2.325581395 Crude Oil WTI 1 0.941567776 0.962472474 1.063891608 1.083725838 1.083848177 1.137463298 1.116451554 0.974721678 0.89949841 0.902663934 0.947485931 0.828388794 0.90532481 0.928141057 0.976342672 0.96961402 1.031257646 1.133181429 1.106633839 1.223146562 1.313218742 1.448755199 1.397189259 1.421886469 1.458787008 1.609417054 1.722412528 1.917359922 2.048155738 2.038399193 1.78281747 1.58444458 1.171626499 0.877966724 0.633900171 0.638518473 0.598850012 0.733973575 0.761928065 0.90404025 1.065619648 0.980288109 1.087870076 1.060282603 1.162435772 1.193234646 1.138671397 1.197562393 1.166442378 1.189900905 1.210377416 1.205590898 1.211631392 1.215928554 1.206890751 1.21199841 1.198954 1.198097627 1.220562148 1.225394544 1.208909347 1.215653291 1.223024223 1.241084536 1.227244923 1.238408368 1.246696844 1.234906411 1.24053401 1.248027282 1.25908368 Natural Gas 1 0.770316302 0.679318735 0.687591241 0.685644769 0.577128954 0.572749392 0.680291971 0.654987835 0.40729927 0.693917275 0.784914842 0.56350365 0.676399027 0.726034063 0.718734793 0.733819951 0.745985401 0.676399027 0.589294404 0.530900243 0.620924574 0.702189781 0.695863747 0.693430657 0.78540146 0.874452555 0.931873479 1.092457421 1.160583942 1.270072993 0.894890511 0.813138686 0.715815085 0.60973236 0.657907543 0.587347932 0.428223844 0.381508516 0.346958637 0.327007299 0.347445255 0.387347932 0.338686131 0.279805353 0.370316302 0.42919708 0.449148418 0.576642336 0.529440389 0.474452555 0.476885645 0.462287105 0.457420925 0.442822384 0.437956204 0.433090024 0.467153285 0.467153285 0.535279805 0.569343066 0.559610706 0.559610706 0.569343066 0.579075426 0.583941606 0.574209246 0.569343066 0.559610706 0.608272506 0.608272506 0.656934307 Vinyl system advantages in cost and sustainability Source:CMAI March 2010 and Celanese internal estimates Vinyl advantage translates into multiple near-term opportunities Relative Raw Material Cost 2006 2011E Normalized cost Heavy Feedstocks Light Feedstocks 2007 2008 2009 2010E 100% 200% 0% Global VOC Trends 50.0 200.0 350.0 500.0 2004 2006 2008 2010 1.0 Year of Regulation Volatile Organic Limits (g/L) 0.5 Inherently environmentally sensitive Formulation flexibility Sustainable cost advantage versus heavy feedstocks Vinyl Advantage European Green Certifications Canada USA California

Advantaged chemistry Innovation through new vinyl technology Emerging region growth Industrial Specialties: Balanced earnings growth Operating EBITDA 2009 2010 Geographic Growth Innovation Productivity Economic Growth 2013 EBITDA Base 120 135 162 189 Add Add 15 27 27 25 Total 94 120 214 15 $109 million $200+ million PVOH

Acetyl Intermediates John Fotheringham General Manager

Vinyl Acetate Monomer Acetic Acid Advanced Engineered Materials Acetyl Intermediates: 2009 Performance Celanese ($ in millions) 2009 Revenue: $5,082 2009 Operating EBITDA: $847 Acetyl Intermediates 2009 Revenue*: $2,603 2009 Operating EBITDA: $357 Extended acetyl value chain Leading global position in each product Advantaged technology and cost position Acetyl Intermediates Consumer Specialties Industrial Specialties Acetic Anhydride Acetate Esters and Other Derivatives * Includes inter-company revenue

Continued global growth throughout the Acetyl chain Stable Acetic Acid margins reflect technology advantage Acetyls: Growth fueled by innovation Operating EBITDA Technology innovation further improves operating position 2009 2010 Geographic Growth Innovation Productivity Economic Growth 2013 EBITDA Base 430 455 505 525 Add Add 25 50 20 25 Total 316 430 550 41 $357 million $550 - $600 million Ibn Sina* * Ibn Sina represents cost dividends and does not include the effects of converting to equity method accounting

Broad Acetyl portfolio and global reach Clear and sustainable advantage in acetic acid Sustainable competitive advantages provide growth and productivity opportunities Differentiated cost curve remains intact Sustainable position on industry cost curve Balanced global position for diverse applications Multiple levers to drive incremental EBITDA Leading Acetyl technology Unparalleled capital and operating cost efficiency Opportunities for further technology improvement

Raw Material and Conversion Cost Advantages Capital Advantages Source: Various press releases, 2007 China Acetic Acid Conference and Celanese internal estimates Significant acetic acid technological advantage provides unique position in the industry CE AOPlus 2 CE AOPlus at 600 kt Chinese Technology / Chinese Production Disadvantaged Technology / Middle Eastern Production East 80 180 380 600 40 40 40 50 Relative Capital Intensity CE Avg Other Leading Avg Non-China MeOH Avg Lower Cost China MeOH Avg China High Cost MeOH Raw Materials 100 120 130 150 165 Relative % of Cost Per Ton* *CE = 100% (r) Leading technology provides platform for success (tm)

Process innovation to drive over $50 million of EBITDA opportunities Variable Cost ($/t) Acetic Acid Technology Comparisons Source: Celanese internal analysis, available public information; based on recent raw material costs Dis-advantaged Technology Lowest Cost Local China Celanese Celanese Near Term Blank 310 290 Step 1 0.93 0.83 0.77 Additional advantage achievable Minimum 15% advantage exists today $10 per ton of variable cost reduction = $30 million of EBITDA improvement Continued technology enhancement VAM Technology Comparisons $15 per ton of variable cost reduction = $20 million of EBITDA improvement Disadvantaged Technology Celanese Celanese Near Term Blank Step 1 0.91 0.87 Variable Cost ($/t) Disadvantaged Technology Lowest Cost Local China Celanese Celanese Near Term

Specialty Products Differentiated Intermediates An extended Acetyl technology advantage through downstream integration Acetyl Technology Position High Lower Patented advantages Differentiated processes Unique applications High Process Technology Application Technology Leading technology in building block and downstream products Consumer Specialties (CS) Industrial Specialties (IS) Acetic Acid Anhydride and esters VAM Emulsions EVA Performance Polymers Acetate Nutrinova

Broad Acetyl portfolio and global reach Clear and sustainable advantage in acetic acid Sustainable competitive advantages provide growth and productivity opportunities Differentiated cost curve remains intact Sustainable position on industry cost curve Balanced global position for diverse applications Multiple levers to drive incremental EBITDA Leading Acetyl technology Unparalleled capital and operating cost efficiency Continued opportunities for technology improvement

Acetyl Intermediates Revenue Detail* Opportunities in Downstream Derivatives 2009 Total Acetyl Revenue Non Acetyl Products Acetic Acid Derivatives Acetic Acid Outside China Acetic Acid China Base 2.6 Underlying 2.2 0.7 0.24 Detail 0.4 1.5 0.46 0.24 Earnings growth not dependent on acetic acid margin expansion Approximately $2 billion (~80%) of revenue from products other than acetic acid Global growth opportunities down- stream of acetic acid Extended portfolio and geographic presence provides platform to capture growth * Based on 2009 Celanese Actuals Global growth through the portfolio Opportunity for volume and margin recovery

Celanese Eastman Dairen Ineos Showa Denko Lyondell Dow Daicel Jiangmen Others 2008 21 7 5 4 3 3 3 2 2 2 2 2 2 1 1 1 1 1 1 1 1 32 Global Acetyl Derivatives - 2009 Global Acetic Acid - 2009 Celanese Celanese Expansion BP Sopo Lyondell Kyodo Sakusan Wujing Others 2009 24 21 5 4.5 3.8 4.4 35 Celanese continues to be in attractive position in key building block and its derivatives Source: Celanese internal analysis; Tecnon Orbichem A clear, integrated global leader in acetyls

Global Acetyl Industry Demand Geographic growth provides more than $25 million of EBITDA opportunity 2005 2006 2007 2008 2009 2010E 2011E 2012E 2013E Long-term Growth Americas 4652 4803 4656 4498 4318 4366 4461 4578 4678 Europe 3984 3990 4135 3948 3709 3753 3845 3944 4039 Asia Outside China 4334 4510 4664 4644 4641 4789 5000 5251 5497 China 3808 4123 4654 4816 4866 5200 5583 6029 6506 Source: Celanese internal estimates; Tecnon 2007 2009 2010E 2013E Celanese Acetyl Derivative Growth Growing our downstream businesses with our global customers Different regional growth levels but evenly spread demand ROW Asia 2-3% 2-3% 5-7% 8-10%

Leading low-cost global footprint positioned and able to meet growing customer demand

Celanese

Celanese Global Manufacturing Locations and Capacities


Roussillon, France
Anhydride = 30
Tarragona, Spain
VAM = 200
Bay City, TX
VAM = 300
Cangrejera, Mexico
Anhydride = 90
Esters = 105
Clear Lake, TX
Acid = 1,200
VAM = 310
Frankfurt, Germany
VAM = 285
Esters = 40
Nanjing, China
Acid = 1,200
VAM = 300
Anhydride = 100
Singapore
Acid = 600
VAM = 210
Esters = 130

- Strategically positioned acetic acid assets employ leading technology
- Downstream assets located in-region for low cost-to-serve
- Global assets economically scaleable to facilitate growth

Celanese well positioned globally to meet changing demand landscape

90

All capacity values shown in kt per year

Oil Based Solvents Acetic Acid Based Solvents Short-term Opportunity Long-term Opportunity 2010 31 39 10 20 Solvent consumption provides opportunities for increased acetyl demand Global Solvent Industry: $7 billion More sustainable priced acetic acid may facilitate further growth Switching difficulty relatively low Short-term switching driven by opportunistic consideration Cost versus performance Possible longer-term benefit Environmental consideration Prolonged cost differential Opportunities for additional upside to growth Source: Celanese internal estimates Acetyl Opportunity

Broad Acetyl portfolio and global reach Clear and sustainable advantage in acetic acid Sustainable competitive advantages provide growth and productivity opportunities Differentiated cost curve remains intact Sustainable position on industry cost curve Balanced global position for diverse applications Multiple levers to drive incremental EBITDA Leading Acetyl technology Unparalleled capital and operating cost efficiency Continued opportunities for technology improvement

Henan Shunda Pricing has remained at expected levels despite recent capacity additions China Acetic Acid Industry Pricing* * Source: ICIS NE Asia Average Acetic Acid Spot Pricing Celanese profitability remains attractive Pricing for CE to earn >15% EBITDA Inventory Destocking 200 300 400 500 Jan-09 Feb-09 Mar-09 Apr-09 May-09 Jun-09 Jul-09 Aug-09 Sep-09 Oct-09 Nov-09 Dec-09 Jan-10 Feb-10 Mar-10 Industry Outages Startups Global Industry Utilization 70% 75 - 80% Industry Outages Startup Sipchem Startup Kingboard 200 300 400 500 Jan-09 Feb-09 Mar-09 Apr-09 May-09 Jun-09 Jul-09 Aug-09 Sep-09 Oct-09 Nov-09 Dec-09 Jan-10 Feb-10 Mar-10 $ per ton Global Industry Utilization 70% 75 - 80% Expected Cost Curve Range Yankuang Henan Shunda Startups Hualu Hengsheng

Company 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 Yankuang Cathay Daqing Wujing BP Nanjing Shaanxi Yulin Henan Shunda Yunnan Yunwei Shaanxi Yanchang Tianjin Bohai Hualu Hengsheng Kingboard Yankuang Henan Yima Sopo Chang Chun (Taiwan) Wujing (Huayi Anhui) BP Chongqing Yankuang Yongmei Longyu Current industry estimates Project delays continue to be common given operational complexity, price and operating cost Project Initiation Announced Startup Actual Startup Latest Estimates

2010E Acetic Acid Cost Curve Source: Celanese internal estimates Capacity additions 2010 to 2013 will have minimal impact to current cost curve $ per ton By-Product Avg Other Leading Technology Ethylene Highest Cost China MeOH 2010E Demand Ethanol Average Celanese Avg Non-China MeOH Carbonylation Effective Industry Utilization Rates Lower Cost China MeOH 75 - 80% Other Leading Technology Lower Cost China Higher Cost China East 700 2050 900 Announced New Capacity 2010 - 2013 Majority of new capacity is higher cost Assumes capacity additions will be completed as announced Lower Cost China MeOH Avg Other Leading Technology Highest Cost China MeOH Pricing for CE to earn >15% EBITDA

Source: Celanese internal estimates $ per ton By-Product Avg Other Leading Technology Ethylene Highest Cost China MeOH 2011E Demand Ethanol Effective Industry Utilization Rates Lower Cost China MeOH Pricing for CE to earn >15% EBITDA 75 - 80% Capacity additions 2010 to 2013 will have minimal impact to current cost curve 2011E Acetic Acid Cost Curve Avg Non-China MeOH Carbonylation Average Celanese

Source: Celanese internal estimates $ per ton By-Product Avg Other Leading Technology Ethylene Highest Cost China MeOH 2012E Demand Ethanol Effective Industry Utilization Rates Lower Cost China MeOH Pricing for CE to earn >15% EBITDA 75 - 80% Capacity additions 2010 to 2013 will have minimal impact to current cost curve 2012E Acetic Acid Cost Curve Avg Non-China MeOH Carbonylation Average Celanese

All announced projects, if realized, expected to be equal to or above today's economics Stable acetic acid margins expected over coming years Source: Celanese internal estimates Differentiated cost curve remains intact and attractive for Celanese $ per ton By-Product Avg Other Leading Technology Ethylene Highest Cost China MeOH 2013E Demand Ethanol Avg Non-China MeOH Carbonylation Effective Industry Utilization Rates Lower Cost China MeOH Pricing for CE to earn >15% EBITDA 75 - 80% 2013E Acetic Acid Cost Curve Average Celanese

Continued global growth throughout the Acetyl chain Stable Acetic Acid margins reflect technology advantage Acetyls: Growth fueled by innovation Operating EBITDA Technology innovation further improves operating position 2009 2010 Geographic Growth Innovation Productivity Economic Growth 2013 EBITDA Base 430 455 505 525 Add Add 25 50 20 25 Total 316 430 550 41 $357 million $550 - $600 million Ibn Sina* * Ibn Sina represents cost dividends and does not include the effects of converting to equity method accounting

Celanese Operational Excellence John Wardzel Vice President, Operations Jim Alder Senior Vice President, Operations & Technical

Our culture of execution Tools & Processes Six Sigma & Lean Digitization Manufacturing Standardization Labor Optimization Stretch Goals EBITDA Productivity Growth Innovation Sustainability Gap (versus) Theoretical Limits Industry Benchmarks Management & Shareholder Expectations Performance Employee Engagement Leadership Accountability & Metrics Continuous, not periodic, productivity Efficient capital expenditures Corporate sustainability Drives sustainable improvement in all areas

Productivity framework supports strategic investments Raw material and other purchases Energy Fixed manufacturing Business process optimization Improve yield Offset fixed cost inflation Improve operating leverage and earnings Fund growth and investments Return cash to shareholders Value of Productivity Sources of Productivity Productivity continues to be key lever for improving cost structure

Achieved $150 million of sustainable fixed cost reductions in 2009 Committed to $100 million of fixed cost reductions in 2010 Productivity obtained in every region and function Productivity drivers Best in class Benchmarking Strategic projects Six Sigma / Lean processes Delivering on commitments Sustainable Cost Reduction Fixed costs exclude energy, fixed distribution and depreciation; FX adjusted; 2004 is pro forma of current portfolio. ($ in billions) 2004 2008 2009 2010E Fixed Costs * 2.03 1.6 1.45 1.35 (6%)/yr (8%)/yr Fixed Costs

Process improvement drives productivity Breakdown on sources of productivity Productivity Sources 2005 - 2010 Project Productivity Shutdown Productivity Ongoing Productivity East 0.28 0.2 0.52 Continuous Focus on Productivity Ongoing productivity Manufacturing footprint productivity Major initiatives Ongoing productivity driven by process improvement Six Sigma Lean Entitlement Thinking / Best-In-Class Project improvement driven by major initiatives Labor optimization Restructuring Major raw material contracts Manufacturing footprint productivity

Standardized, efficient processes Improved accuracy, timeliness and controls Scalable operations End-to-end process opportunity Operational Efficiency Annual cost savings of >$10 million Improved cost structure Cost Effectiveness Success with consolidation of NA and EU financial shared services Budapest Business Services Center 15+ individual financial centers

Productivity forever Baseline 1200 1100 1100 1050 1050 1000 1000 950 950 100 100 100 100 50 50 50 50 Spending1 Productivity2 Inflation Process technology improvements Catalyst / yield Digitization Energy reduction Multi-year initiative Critical to meeting sustainability goals Strategic programs Raw materials Ongoing productivity Six Sigma Lean manufacturing Initiatives 2011 2012 2013 Thereafter Base 1 Assumes stable currency and raw material pricing 2 Productivity includes fixed, variable, and energy costs Consistently delivering productivity over fixed cost inflation 2011-2013 productivity net of inflation $120 - $180

Our culture of execution Tools & Processes Six Sigma & Lean Digitization Manufacturing Standardization Labor Optimization Stretch Goals EBITDA Productivity Growth Innovation Sustainability Gap (versus) Theoretical Limits Industry Benchmarks Management & Shareholder Expectations Performance Employee Engagement Leadership Accountability & Metrics Continuous, not periodic, productivity Efficient capital expenditures Corporate sustainability Drives sustainable improvement in all areas

Capital Spending by Category Efficient capital spending 2004 2005 2006 2007 2008 2009 2010 Forecast Maintain Plant 86 98 98 115 126 107 120 Productivity 75 40 30 32 60 24 47 Other Growth 35 28 55 8.5 29 14 57 Nanjing 13 47 69 147.5 51 20 41 Note: Not including Kelsterbach plant relocation Maintain Plant Other Growth Nanjing Productivity

Americas Europe Asia Change -784.9373 -938 501.87 651422425 651422425 670676562 165934768 165934768 613832837 Shift towards Asia Improved proximity to emerging end markets Expanded footprint in lower cost geographies Enhanced ability for strategic raw material sourcing Optimized asset utilization Assets realigned to increase efficiency Leveraged technology Continuous productivity Change in Asset Intensity (2005 - 2010) Diversified manufacturing footprint Source: Internal data on Replacement Value Americas Europe* Asia More from Less Operating EBITDA / Asset Replacement Value Includes proposed Spondon closure ARV defined as current estimated replacement value of manufacturing assets Stronger earnings power from lower asset intensity Change in Fixed Asset Replacement Value EBITDA/ Asset Replacement Value Trough 2005 2006 2007 2008 2009 2010E 2011E 2012E 2013E 1 1.14 1.35 1.07 0.82 1.34 1.49 1.71 1.93

Nanjing integrated complex Acetic Acid Unit Utilities / Tank Farm Emulsions Complex Acetic Anhydride Unit GUR Unit Celstran Unit Vinyl Acetate Monomer Unit Administration & Maintenance Compounding (under construction) Further opportunity for capital efficient growth - space for three new units Green Space for Expansion Green Space for Expansion ONLY IN PRINT AND WEBCAST

A portable and scalable model for future new site Nanjing integrated complex 100% ownership enables rapid response to market Local government / park officials highly supportive Local coal-based CO supplier more reliable than expected With proper diligence, can protect intellectual property Can achieve world-class safety and reliability with local talent Local companies provide quality equipment and services More cost savings in next facility with better upfront planning 2010 Progress / Lessons Learned 1. Ownership/ Governance ? Global / Highest Local 5. EHS Standards Offshore ? Local / In House 6. Sourcing/ Engineering Basic Technologies ? Best-in-Class Technologies 4. Technologies Natural Gas- based CO ? Coal-based CO 3. Feedstocks Acetic Acid Unit ? Integrated Complex 2. Level of Integration Joint Venture ? Go Alone Alternative 2003 - 2005 Decisions

Our culture of execution Tools & Processes Six Sigma & Lean Digitization Manufacturing Standardization Labor Optimization Stretch Goals EBITDA Productivity Growth Innovation Sustainability Gap (versus) Theoretical Limits Industry Benchmarks Management & Shareholder Expectations Performance Employee Engagement Leadership Accountability & Metrics Continuous, not periodic, productivity Efficient capital expenditures Corporate sustainability Drives sustainable improvement in all areas

Extending performance culture to safety Top performer in the chemical industry Winner of ACC's 2009 Sustained Excellence Award 5-year track record of continuous improvement 25-30% / year reduction in OSHA Incident Rate Celanese Safety Performance Sustainability in our processes - Safety 2009 Safety Performance Company 2004 1.02 2005 0.73 2006 0.43 2007 0.38 2008 0.26 2009 0.22 Company OIR LTIR Hours 0.92 0.85 2123843 AKZO 0.74 0.89 4743140 OXY 0.64 0.24 9103916 EMN 0.54 0.38 6296123 PPG 0.45 ALB 0.34 0.7 2290340 DOW 0.29 0.5 2008475 CE 0.22 0.14 2916854 0.45 2201721 0.09 2131137

2005 - 2010 Annualized Reduction Goals Sustainability in our processes - Energy and Environmental Set aggressive 2010 energy and environmental reduction goals...and will meet or exceed them Winner of ACC's 2010 Initiative of the Year Award 2010 - 2015 Annualized Reduction Goals Setting aggressive 2015 energy and environmental reduction goals Extending performance culture to energy and environmental Energy Greenhouse Gases Air Emissions CE 4% 4% 5% Dow 2.5% 2.5% PPG 2.5% DuPont 1.5% 4.5% Energy Greenhouse Gases Air Emissions CE 4% 6% 6% Dow 2.5% 2.5% -- PPG 2.5% 2.0% -- Eastman 2.0% 2.0% 3.0%

2001 2002 2003 2004 2005 2006 2007 2008 2009 2010E 2015 Goal 0.904 0.843 0.823 1.01 0.854 0.764 0.719 0.652 0.593 0.582 0.466 North 45.9 46.9 45 43.9 Sustainability in our processes - Energy and Greenhouse Gases Reduction in Energy Intensity Energy (MM BTU/1,000 lb) Greenhouse Gases (ton/ton) Reduction in Greenhouse Gas Intensity 2005 - 2010 22% reduction in intensity (vs. 20% goal) 2010 - 2015 Goal Further 20% reduction 2005 - 2010 30% reduction in intensity (vs. 30% goal) 2010 - 2015 Goal Further 20% reduction Five-year track record of continuous improvement 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010E 2015 Goal 0.7074 0.6589 0.6307 4.6723 3.9524 3.8834 3.7168 3.36 3.2 3.08 2.46 North 45.9 46.9 45 43.9

Sustainability in our processes - Air Emissions and Waste Reduction in Air Emission Intensity Air Emissions (ton/1000 ton) Waste (ton/ton) Reduction in Waste Intensity 2005 - 2010 32% reduction in intensity (vs. 30% goal) 2010 - 2015 Goal Further 25% reduction 2005 - 2010 68% reduction in intensity (vs. 40% goal) 2010 - 2015 Goal Further 25% reduction Five-year track record of continuous improvement 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010E 2015 Goal 0.904 0.843 0.823 1.01 0.057 0.0465 0.0253 0.021 0.019 0.018 0.0135 North 45.9 46.9 45 43.9 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010E 2015 Goal 0.7074 0.6589 0.6307 4.6723 0.664 0.579 0.576 0.51 0.487 0.451 0.338 North 45.9 46.9 45 43.9

World-class technology drives "step change" improvements Sustainability in our processes - Energy and Environmental Strategic Economic SUSTAINABLE Celanese Pampa Celanese Nanjing Local Chinese Producers Celanese (Six Global Sites) Technology 60 year old butane oxidation World-class AOPlus(r) Calcium Carbide Acetylene Ethylene Based Energy 12X lower 2-3X lower Greenhouse Gases 5X lower 2-3X lower Air Emissions 12X lower 2-3X lower Waste 25X lower 3-13X lower Advantage Nanjing Advantage Celanese Acetic Acid Vinyl Acetate

Value in sustainability Metal replacement in auto increases fuel efficiency, decreases emissions ? EVA Performance Polymers - Higher EVAs for solar cell encapsulation ? Value for Customers ? Value for Shareholders >$200 million / year sustainable energy and waste productivity Value for Employees and Communities Injury free workplace >4 million tons / year CO2 reduction ? ? Emulsions low VOC paints & coatings (r)

Our culture of execution Tools & Processes Six Sigma & Lean Digitization Manufacturing Standardization Labor Optimization Stretch Goals EBITDA Productivity Growth Innovation Sustainability Gap (versus) Theoretical Limits Industry Benchmarks Management & Shareholder Expectations Performance Employee Engagement Leadership Accountability & Metrics Continuous, not periodic, productivity Efficient capital expenditures Corporate sustainability Drives sustainable improvement in all areas

Doug Madden Executive Vice President and Chief Operating Officer Business Summary

Well-defined path forward – delivering today

Celanese

Segment	Recent actions	Path forward
Advanced Engineered Materials	► Launch of innovative impact modified POM ► Acquired LFT business of FACT ► Middle East POM expansion with increased economic participation ► Acquired DuPont's LCP/PCT businesses	► 2010+: $500 million application opportunity growth ► Build on leading position ► 2013+: Expanding leading POM technology ► 2010+: Grow leading LCP technology
Consumer Specialties	► Project approved for Acetate expansion with current China partner of 30kt/a each tow and flake ► Proposed Spondon site closure and manufacturing consolidation	► 2012+: Increased earnings through China ventures dividends ► 2011+: Productivity-driven economics
Industrial Specialties	► Nanjing VAE/Emulsion capacity expansion	► 2011+: Volume expansion supporting growth in China
Acetyl Intermediates	► Nanjing successfully expanded to 1.2 kt/a acid capacity ► Ceased production at Pardies site ► Jiangxi Jiangwei VAM sourcing agreement	► 2010+: $40-50 million operating margin improvement ► Strengthen derivatives position

Recent strategic actions support portfolio transformation

121

Updated view highlights shift to increasingly advantaged portfolio

Celanese

2013 Operating EBITDA by Segment

($ in millions)

	Previous View*	Strategic Development	Current View*
Advanced Engineered Materials	$500 - $550	• Ibn Sina venture enhancement • FACT LFT acquisition • DuPont LCP/PCT acquisition	**$550 - $600**
Consumer Specialties	$350 - $400	• Manufacturing optimization • China venture expansion	**$400+**
Industrial Specialties	$175 - $200	• Success with innovation and new technology • VAE Nanjing expansion	**$200+**
Acetyl Intermediates	$500 - $600	• Additional growth opportunities • Next Generation Acetyl technology advancements	**$550 - $600**

Confident in earnings power of portfolio

Previous view provided at May 2009 Investor Day event. Current view as of May 2010 Investor Day event
* Assumes resegmentation of Ibn Sina venture

122

Impact 2010 to 2013 EBITDA Operating EBITDA Advanced Engineered Materials summary 8-10% revenue growth: Growth in application space Growth through emerging economies Innovation through new products +++ High variable margin translates to ~50% conversion of revenue to EBITDA +++ Raw materials & energy: Strategic affiliates and specialty material business model mitigates majority of raw material volatility ? * Ibn Sina represents cost dividends and does not include the effects of converting to equity method accounting 2009 2010 Geographic Growth Innovation Productivity Economic Growth 2013 EBITDA Base 350 400 435 465 Add Add 50 35 30 45 Total 134 270 550 80 40 $134 million $550-$600 million Ibn Sina Affiliates

Impact 2010 to 2013 EBITDA Operating EBITDA 2009 2010 Geographic Growth Productivity 2013 EBITDA Base 359 367 Add Add 8 59 Total 348 359 426 Well positioned for growth in Asia Increased dividends from China ventures +++ Productivity based on manufacturing alignment in growth regions ++ Sustained pricing and margins ? Modest exposure to volatile energy costs - Consumer Specialties summary $348 million $400+ million

Impact 2010 to 2013 EBITDA Operating EBITDA Industrial Specialties summary Innovation of new products and applications: Expanding low VOC vinyl systems Increasing application space Strong innovation pipeline +++ Geographic growth through adoption of low VOC technologies ++ Counter-cyclical to key Acetyl feedstocks - 2009 2010 Geographic Growth Innovation Productivity Economic Growth 2013 EBITDA Base 120 135 162 189 Add Add 15 27 27 25 Total 94 120 214 15 $109 million $200+ million PVOH

Impact 2010 to 2013 EBITDA Operating EBITDA Acetyl Intermediates summary * Ibn Sina represents cost dividends and does not include the effects of converting to equity method accounting Volume growth and margin expansion in downstream derivatives ++ Acetic Acid cost curve sustained ? Process innovation and productivity 2x inflation +++ Raw materials and energy risks mitigated by supply positions ? 2009 2010 Geographic Growth Innovation Productivity Economic Growth 2013 EBITDA Base 430 455 505 525 Add Add 25 50 20 25 Total 316 430 550 41 $357 million $550 - $600 million Ibn Sina*

2009 2010 2011 Geographic Growth Innovation Productivity Economic Growth 2013 EBITDA Base 1250 1353 1392 1492 Add Add 103 39 100 108 Total 847 1100 1250 1600 Continued generation & deployment of cash Improved earnings power Accelerated topline growth Earnings power of advantaged portfolio Operating EBITDA $847 million $1,600- $1,800 million +>$250 million +~$150 million Multiple strategic levers accelerate earnings growth CE Specific: 70% of 2011 to 2013 Earnings Improvement

Celanese Value Steven Sterin Senior Vice President and Chief Financial Officer

The Value of Celanese Current Portfolio's Financial and Cash Flow Performance Attractive Capital Structure Additional Value of Strategic Affiliates Attractive Investment Thesis

Celanese ($ in millions) 2009 Revenue: $5,082 2009 Operating EBITDA: $847 Free Cash Flow: $420 Revenue: $1,078 Operating EBITDA: $348 Revenue: $808 Operating EBITDA: $134 Revenue: $974 Operating EBITDA: $109 Revenue: $2,220 Operating EBITDA: $357 Advantaged portfolio delivered significantly higher earnings than in previous economic downturn Realized $150 million in sustainable productivity Strong cash generation continues 2009 Financial update Consumer Specialties Advanced Engineered Materials Industrial Specialties Acetyl Intermediates Strong financial performance in challenging economic environment Note: Does not include revenue and operating EBITDA of Other Activities of $2 million and ($101) million

Track record of generating significant cash * Defined as cash flow from operations less capital expenditures plus growth and productivity investments and cash from divestitures Cash Generation 2005 2006 2007 2008 2009 Free Cash Flow before Strategic Investments 631 669 497 473 583 Divestitures 48 23 450 9 171 ($ in millions) Advantaged technology - low capital intensity Strict financial discipline - strong investment returns Makeup of portfolio - Consumer Specialties cash flows relatively insensitive to economy Geographic end market diversity - not overly exposed to one market or region Strategic affiliates - additional cash and earnings Drivers of Cash Generation Fiscal discipline and execution culture delivered ~$3 billion investible cash flows over last five years Free Cash Flow before Strategic Investments* Divestitures

Low High Balanced approach: High-return reinvestments and returning cash to shareholders Return on Capital Deployed/ Value Creation History of Shareholder Returns through Cash Deployment (2005-2009) Return of Capital and Capital Structure Strategic Investments Productivity* Growth Acquisitions Total debt repayments/refinancing Dividends and share buy back * Productivity includes all cash costs (capital expenditures & severance) Difficulty of Realizing Value/ Skills or Competencies Required Low High Bubble size=Investment $ in millions Balanced deployment of cash to maximize shareholder value $710 $900 $470 $870 $370

Investments result in significant earnings growth 1 Productivity includes all cash costs (capital expenditures & severance) 2 EBITDA improvement vs. 2004 Balanced deployment of cash to maximize shareholder value 2005 - 2010 Total strategic investments: ~$1.7 Billion Total earnings power improvement2: ~$500 million Average ROIC >20%

Increased earnings power drives significant shareholder value Operating EBITDA Improvement 2004 2010 E 2011E Base Add Add Total 600 847 1250 $776 million ~$1,250 million ~$1,100 million Cash reinvestment results in significant earnings growth & value creation *Enterprise Value as of December 31, 2009 Enterprise Value: $5.2 billion Enterprise Value: $7.3 billion* ~$500 million Increased Earnings Profile

Track record of generating significant cash for shareholders Source: Based on information obtained from Thomson Reuters First Call as of April 20, 2010 and company reports 2-Year Average Free Cash Flow/Sales TTM ALB DD CE ARG PPG NLC CYT LZ ASH PX FMC EMN APD ROC DOW Free Cash Flow/Revenue Averaged over 2 Years 0.121566312 0.084594542 0.081502174 0.076432567 0.075942468 0.074551009 0.071090425 0.069136711 0.067096334 0.065331895 0.046135474 0.045051847 0.037127869 0.034167427 0.02857823 High-return projects enable strong free cash flow Enhances ability to maintain industry leadership and return significant cash to shareholders Returns from growth, productivity and M&A investments outpace peers

Celanese Incremental ROIC - WACC Spread Above Industry Average Spread 2005 2006 2007 2008 2009 2010E* 2005-2009 ROIC - WACC Spread Celanese Specialty Chemicals Commodity Chemicals Industrial Gases Average 0.052 0.037 0.021 0.016 0.026 Note: Specialty Chemicals companies include DuPont, Ecolab, FMC, Nalco and Rockwood. Commodity Chemicals companies include Dow, Eastman, Georgia Gulf, Methanex and Westlake. Industrial Gases companies include Airgas, Air Products and Praxair * 2010 WACC & invested capital assumed to be similar to that of 2009 Source: FactSet data systems (April 2010), First Call ROIC - WACC Spread % CE ROIC - WACC Spread % in excess of industry average Consistently delivering high returns for shareholders through cash deployment Technology advantage + Fiscal discipline + Portfolio = High ROIC

APL Vinamul Acetex Post Merger EBITDA Multiple 4.5 4 4.4 5.6 Pre Merger EBITDA Multiple 6 6 5.9 7.1 Examples of high-return investments: Highly synergistic acquisitions Success in Integration Purchase price/EBITDA multiple Pre Acquisition Multiple Post Acquisition Multiple SG&A Logistics Other Manufacturing & Technical East 18.9 7.8 12.5 47.6 West North SG&A Other Manufacturing & Technical Logistics Synergies Delivered Across Multiple Areas Acquisition criteria High integration value Geographic penetration Enhancement of portfolio Acceleration of innovation opportunities Value creation 2x reduction in multiple realized through integration value Synergistic value extracted from all cost drivers Captive market for key upstream products Track Record of Successful Integration DuPont LCP (est.) (Normalized)

Celanese Nanjing Integrated Complex Example of high-return investment: Geographic growth based on technology advantage Low Capital Total initial investment: $300-350 million Incremental expansion investment: $60-80 million High Returns Approximately $1 billion in revenue Approximately $200 million in mid- term EBITDA Expansion update Acetic Acid expanded to 1,200 kt/yr VAE II expansion - ongoing GUR II expansion - future Additional space available for further expansions Investment Dynamics Acetic Acid Unit Utilities / Tank Farm Emulsions Complex Acetic Anhydride Unit GUR Unit Celstran Unit Vinyl Acetate Monomer Unit Administration & Maintenance Compounding Capital efficient plant in Nanjing

Operating cash improvements

Celanese

Available Cash (previously)

$ in millions

Cash (as of 3/31/2010)	$1,139
Kelsterbach Project	~($70)
Operating Cash	~($300)
Cash Available for Strategic Purposes	~$800

Changes in Daily Operating Cash



Prior period
Current

Available Cash (revised)

$ in millions

Cash (as of 3/31/2010)	$1,139
Kelsterbach Project	~($70)
Operating Cash	($100-$200)
Cash Available for Strategic Purposes	$900-$1,000

Minimized cash operating requirements through:

- Operational excellence
- Six Sigma
- Improved forecasting process and systems
- Efficient cash pooling structure

More strategic cash available after cash management improvements

139

Value creation beyond 2010: Disciplined deployment of cash

Celanese

Current Cash Available for Strategic Use:
~$900 - $1,000 million

- **Execute Growth Strategy**
  - Geographic Growth
  - Innovation
  - Productivity
  - Portfolio Enhancements/ Acquisitions
- **Optimize Capital Structure**
  - Share Buy-Back
  - Dividends
  - Debt Repayment

Investment Criteria

- Aligned with strategic pillars
- 2 – 4 year simple payback period
- ~15 – 35% ROIC

Capital Structure Objectives

- Flexibility
- Cost
- Stability
- Maximize shareholder value

Balanced approach to creating and returning value

140

Opportunities for Earnings Growth through Cash Deployment Opportunities for Earnings Growth through Cash Deployment Acetyl Intermediates Geographic growth Technology advancement Advanced Engineered Materials Portfolio enhancement New product/application innovation Advantaged raw materials Consumer Specialties Productivity through manufacturing realignment Geographic growth through China ventures Industrial Specialties Geographic growth New product/application innovation Capital Structure Increase dividends Stock repurchase Evaluate debt levels $210+ million $150+ million $30-40+ million Funding Requirements for Recent Announcements (since Q4 2009) High-return cash deployment opportunities Recent strategic actions require approximately $400 million funding

The Value of Celanese Current Portfolio's Financial and Cash Flow Performance Attractive Capital Structure Additional Value of Strategic Affiliates Attractive Investment Thesis

Celanese capital structure Term Loan - $2.7 billion Other Debt - $800 million Debt Common Stock Equity Priority Uses of Liquidity High-return investments Mergers & Acquisitions Return to shareholders Capital structure Share buyback to at least offset dilution $122 million authorized Increased dividends Announced 25% increase effective August 2010 Return to Shareholders Debt Structure Considerations Flexibility to execute business strategy Covenants Optimal mix of secured/unsecured Cost Debt levels/mix Staggered maturity schedule Liquidity Cash - $1.1 billion Credit-Linked Facility - $140 million Revolver - $600 million Note: Values as of 3/31/2010

Celanese capital structure Earnings growth and cash generation favorably enhance capital structure alternatives Considerations for Future Capital Structure Improving credit profile Enhances flexibility Increases access to capital Evaluate debt levels Optimizes cost of funding Staggered maturities Blend of secured and unsecured debt Opportunistic timing ahead of maturities Debt Repayment Schedule 2010 2011 2012 2013 2014 Thereafter Free Cash Flow before Strategic Investments 90.4 89.5 65.7 73.2 300 100 3,000 ($ in millions)

The Value of Celanese Current Portfolio's Financial and Cash Flow Performance Attractive Capital Structure Additional Value of Strategic Affiliates Attractive Investment Thesis

Strategic value of our affiliates

Celanese



Fortron
Wilmington, NC
Korean Engineered Plastics
Ulsan, Korea
Polyplastics
Fuji City, Japan
Polyplastics JV
Nantong, China
Acetate Venture
Nantong, China
Polyplastics JV
Kaohsiung, Taiwan
Ibn Sina
Al Jubail, Saudi Arabia
Acetate Venture
Zhuhai, China
Acetate Venture
Kunming, China
Polyplastics JV
Kuantan, Malaysia
AEM Affiliates
Acetate Affiliates

Affiliate Strategy

- Access geographies
- Emerging economies
- Strategic raw material positioning
- History of successful cash and earnings growth

Strategic affiliates provide enhanced value creation

146

Economic value of our strategic affiliates 2003 2004 2005 2006 2007 2008 2009 2010E CE portion EBITDA 110 128 159 149 174 164 134 184 Equity in earnings 39 48 51 76 82 54 29 82 Earnings from Equity Affiliates Included in Operating EBITDA Earnings and Proportional EBITDA of Affiliates Proportional EBITDA above Earnings NOT Included in Operating EBITDA >$100 million annual EBITDA in affiliates not reflected in CE Operating EBITDA ($ in millions) Significant earnings AND cash contributions Cash from Strategic Affiliates* 2005 2006 2007 2008 2009 2010E Acetate 2 21 34 46 53 71 Ibn Sina 80 54 78 119 41 82 Other dividends 65 109 57 64 37 29 ($ in millions) * Excludes dividends from Infraserv affiliates Acetate Ibn Sina Equity Affiliates

Total 2009 EBITDA as reported by affiliates* $351 2009 Celanese proportional EBITDA $134 Less: Reported equity in net earnings of affiliates $29 Celanese proportional affiliate EBITDA not included in CE 2009 results $105 Enterprise value of unreported affiliate EBITDA (Using CE EV/EBITDA multiple) $725 Less: Proportional net debt of affiliates $220 Hidden Equity Value of Affiliates ~$500 Additional value in affiliates Source: Thomson Reuters First Call * Excludes Ibn Sina & Acetate ventures Additional value of strategic affiliates exceeds $3 per share 5 year average total affiliate contribution / Pretax income CE ALB APD FMC CYT PX PPG DD LZ CE portion EBITDA 0.109748011 0.115099378 0.100400535 0.045936235 0.015347534 0.01446631 0.013834255 0.012481248 0.00242961 0.18 Significance of Strategic Equity Affiliates Cost investments dividends Hidden Value of Strategic Equity Affiliates ($ in millions)

The Value of Celanese Current Portfolio's Financial and Cash Flow Performance Attractive Capital Structure Additional Value of Strategic Affiliates Attractive Investment Thesis

History of value creation Operating EBITDA Improvement 2001 2009 2013 EBITDA Base Add Add Total 388 847 1700 ~$400 million $1,600 - $1,800 million $847 million >15% CAGR Continuing our track record of delivering on commitments 11% CAGR

Continuing to shift to technology focused specialty materials portfolio Note: CEX defined as DOW Jones chemical index as of April 2010; measurements using First Call consensus estimates 2009 - 2011 Key Valuation Metrics vs Dow Jones Chemical Index (CEX) Bottom Quartile Third Quartile Second Quartile Top Quartile Revenue Growth EPS Growth EBITDA Growth P/E Multiple EBITDA / EV DO NOT PRINT CE FAR LEFT 2

Earnings power of advantaged portfolio Operating EBITDA 2009 2010 2011 2013 EBITDA Base Add Add Total 847 1097 1247 1600 $847 million $1,600 - $1,800 million +~$150 million +~$0.75 / share +>$250 million +>$1.25 / share +~$350 million +~$1.75 / share Continued generation & deployment of cash Improved earnings power Accelerated top-line growth Multiple levers accelerate earnings growth

Celanese Corporation - 2010 Investor Day May 11, 2010

Reg G: Reconciliation of Operating EBITDA (Table 1)

Reg G: Reconciliation of Operating EBITDA (Table 1a)

Reg G: Reconciliation of Operating EBITDA (Table 1b)

Reg G: Other Charges and Other Adjustments (Table 2)

Reg G: Other Charges and Other Adjustments (Table 2a)

Income tax (provision) benefit on adjusted Reg G: Reconciliation of Adjusted EPS (Table 3) Adjusted Earnings (Loss) Per Share - Reconciliation of a Non-U.S. GAAP Measure (in $ millions, except per share data) per share per share per share per share Earnings (loss) from continuing operations 1 -0.01 (140) -0.99 484 3.08 371 2.28 Deduct Income tax (provision) benefit (85) 43 243 (63) Earnings (loss) from continuing operations before tax 86 (183) 241 434 Other charges and other adjustments 1 17 105 117 171 Adjusted earnings (loss) from continuing operations before tax 103 (78) 358 605 earnings 2 (24) 20 (90) (157) Less: Noncontrolling interests - - - (1) Adjusted earnings (loss) from continuing operations 79 0.50 (58) (0.40) 268 1.71 449 2.75 Diluted shares (in millions) 3 Weighted average shares outstanding 144.1 143.5 143.7 148.4 Assumed conversion of preferred stock 12.1 - 12.1 12.0 Dilutive restricted stock units 0.3 - 0.2 0.5 Dilutive stock options 1.9 - 1.1 2.6 Total diluted shares 158.4 143.5 157.1 163.5 1 See Table 2 for details. 2 The adjusted effective tax rate for the six months ended December 31, 2009 is 23%. The adjusted effective tax rate for the six months ended June 30, 2009 is 29%. 3 Potentially dilutive shares are included in the adjusted earnings per share calculation when adjusted earnings are positive. 2008 2009 2008 2009 Year Ended December 31, Three Months Ended December 31,

Reg G: Equity Affiliate Preliminary Results and Celanese Proportional Share - Unaudited (Table 4)

Reg G: Equity Affiliate Preliminary Results and Celanese Proportional Share - Unaudited (Table 4a)

Reg G: Proportional EBITDA in affiliates above earnings from equity investments (Table 4b)

Reg G: Reconciliation of Free Cash Flows (Table 5)

Reg G: Reconciliation of 2001 - 2009 Operating EBITDA (Table 6) * Amount not restated for 2007 divestitures reported as discontinued operations

Reg G: Reconciliation of Consumer Specialties EBITDA (Table 7)